LAIRD SUPERFOOD®

Forward looking disclaimer

Cautionary "Safe Harbor" Statement Under the Private Securities Litigation Reform Act of 1995: This presentation and the accompanying oral presentation contain "forward-looking" statements that are based on the Company's current expectations or forecasts of future events and are not guarantees of future performance. Forward-looking statements include all statements other than statements of historical fact contained in this presentation, including information or predictions concerning the Company's future financial performance, plans and objectives, competitive position, market trends, succession planning, product pipeline, and potential growth and market opportunities. In some cases, you can identify forward-looking statements by words such as "intends," "estimates," "predicts," "potential," "continues," "anticipates," "plans," "expects," "believes," "should," "could," "may," "will", "seeks" or the negative of these terms or other comparable terminology. Forward-looking statements involve risks and uncertainties, which may cause the Company's actual results, performance or achievements to be materially different from those expressed or implied by forward-looking statements. Key factors that could cause actual results to be different than expected or anticipated include, but are not limited to: the Company's limited operating history and ability to become profitable; the Company's reliance on third parties for raw materials and production of some of the Company's products, including liquid creamer products; the Company's ability to manage its growth and scale its manufacturing and processing capabilities and requirements effectively; the Company's future capital needs; the Company's ability to retain and grow its customer base; the Company's reliance on independent distributors for a substantial portion of its sales; the Company's ability to evaluate and measure its business, prospects and performance metrics; the Company's ability to compete and succeed in a highly competitive and evolving industry; the health of the premium organic and natural food industry as a whole; risks related to the Company's intellectual property rights and developing a strong brand; the Company's reliance on Laird Hamilton and Gabby Reece and other key employees, including key employees without long tenure with the Company; regulatory risks; risks related to the Company's international operations; the risk of substantial dilution from future issuances of equity securities of the Company; and other factors discussed in our reports filed with the Securities and Exchange Commission, including our Form S-1, and subsequent Quarterly Report(s) on Form 10-Q, and Annual Report(s) on Form 10-K.

In light of these risks, uncertainties and assumptions, you are cautioned not to place undue reliance on forward-looking statements, which are inherently unreliable and speak only as of the date of this presentation. The Company cannot guarantee that the future results, performance, or events and circumstances described in the forward-looking statements will be achieved or occur. The Company undertakes no obligation, and the Company expressly disclaims any obligation, to update or alter any forward-looking statements for any reason after the date of this presentation, whether as a result of new information, future events or otherwise, except as required by law. In addition, statements that "we believe" and similar statements reflect the Company's beliefs and opinions on the relevant subject. These statements are based upon information available to the Company as of the date of this presentation, and while the Company believes such information forms a reasonable basis for such statements, such information may be limited or incomplete, and such statements should not be read to indicate that the Company has conducted an exhaustive inquiry into, or review of, all potentially available relevant information.

Third-Party Information: This presentation also contains estimates, projections and other statistical data made by independent parties and by the Company relating to market size and growth and other data about the Company's industry and its business. These data involve a number of assumptions and limitations, and you are cautioned not to give undue weight to such data. The Company has not independently verified the accuracy and completeness of the information obtained by third parties included in this presentation, and expressly disclaims any responsibility for the accuracy, completeness or fairness of any such third-party information.

LAIRD SUPERFOOD

Our Mission:

To fuel optimal daily performance by providing great-tasting, innovative, highest-quality superfoods that support the health and wellness journey of our consumers.



SWEET & CREAMY
LAIRD
SUPERFOOD.
SUPERFOOD CREAMER.
SWEET & CREAMY
+ADAPTOGENS

Laird Superfood was founded by two athletes and built to be a nutrition powerhouse to fuel their activities and life

Laird Hamilton



- Big Wave Surfer and pioneer of action water sports
- Innovator
- Author
- Fitness and nutrition expert
- LSF innovation leader – defines our mission and ingredient discovery

Gabby Reece



- The Gabby Reece show podcast host
- Best-selling author
- Former professional volleyball player
- First women athlete to design a signature shoe with Nike
- LSF ingredient advisor – holds us true to our guardrails and innovation design

LAIRD SUPERFOOD

Laird Superfood Strategic "Plan on a Page"

1 Grow our core business
- Expand distro & improve MAPS
- Grow awareness and trial
- Optimize marketing efficiency

2 Innovate in Superfoods
- Expand existing product lines
- Execute packaging innovation
- Expand to new categories

3 Improve LSF Supply Chain
- Ensure capacity and flexibility
- Reduce operational costs
- Ensure product quality

4 Build critical capabilities and improve our work processes
- Hire/train/retain critical employees to elevate business performance
- Continue to simplify work processes and IT infrastructure

5 Improve our P+L and accelerate the path to profitability
- Optimize pricing and leverage scale to improve GM to a sustainable 38%+
- Execute annual zero-overhead-growth or better
- Pursue consolidation opportunities within/adjacent to our core portfolio

LAIRD SUPERFOOD

LSF investment highlights

- ✓ Plant-based, clean, functional ingredients that are on-trend with consumers
- ✓ Large and growing addressable market across core categories
- ✓ Highly engaged founders with strong equity, reach and relevance
- ✓ Strong brand equity, net promoter score, and active social community
- ✓ Actively scaling digital platforms
- ✓ Management team with extensive experience in consumer goods
- ✓ Significant whitespace expansion opportunity at retail

LSF executive team with extensive experience



Jason Vieth

CEO | President

- President and CEO since January 2022
- EVP/GM at Sovos Brands
- SVP of Life Time Fitness
- SVP/GM at WhiteWave Foods
- Boston Consulting Group



Anya Hamill

CFO

- Chief Financial Officer since July 2022
- CFO at Little Secrets
- Sr. Director of Finance at WhiteWave Foods
- Financial Analyst at Agilent



Martha Opela

VP, Marketing

- VP of Marketing since July 2023
- Marketing Director, Charlotte's Web
- Brand Management at WhiteWave Foods
- Brand Management at Dish Network



Jared Larkin

VP, Supply Chain

- VP of Supply Chain since August 2022
- Director of Operations and Finance for Picky Bars
- President of KIALOA Canoe Paddles



Steve Richie

General Counsel

- General Counsel since June 2022
- Head of HR since Jan 2023
- EVP, Legal and Human Resources, at Concentrix Corporation
- GC, Annie's, Inc.

LAIRD SUPERFOOD

The Laird Superfood portfolio spans large, attractive categories









	Liquid and Powder Coffee Creamers	Coffee, Tea and Hot Chocolate Products	Snack, Nutrition, Performance Bars	Hydration & Beverage Enhancing Supplements
Total Addressable Market (TAM)	$7.3 billion	$29.4 billion	$6.5 billion	$7.4 billion

Source: Mintel Report based on IRI InfoScan Reviews, CSPDailyNews.com, US Census Bureau, Economic Census/Mintel (Coffee/Tea, Creamers), IRI 52WE 10/31/21 (Snack Bars), Future Market Insights & Grandview Research 2022 (Hydration/Bev Enhancing Supplements)

Consumer are upgrading to a new generation of functional food and beverage

59%

Of consumers agree that functional drinks help them **accomplish their health goals**



83%

Of consumers claim to have **recently used beverages** containing at least one functional claim.


LAIRD
SUPERFOOD
INSTANT LATTE

+39%

Growth in Functional / Mushroom based products in **Coffee & Creamers**.


LAIRD
SUPERFOOD
SUPERFOOD CREAMER

LAIRD SUPERFOOD

Source: Mintel Functional Drinks Report April 2023, Customer LSF Segmentation Study Aug 2022, SPINS Natural Channel , MULO + Natural Channel 52 weeks ending 9/10/23

LSF steadily increasing Wholesale business each year since 2021



Laird Superfood Total Brand YOY $ Sales (MM) by Quad
Total Marketplace (MULO+NAT+WFM) (Does not include AO business*)
2021
2022
2023
Retail Sales ($M)
1.8
1.6
1.4
1.2
1.0
0.8
0.6
0.4
0.2
0.0
0.8
1.1
1.4
0.9
1.1
1.4
1.0
1.2
1.3
1.0
1.1
1.4
1.0
1.1
1.3
1.0
1.1
1.6
1.0
1.1
1.4
1.0
1.0
1.3
1.1
1.2
1.5
1.0
1.2
1.7
1.0
1.2
1.6
1.0
1.2
1.6
1.0
1.2
1.5
29-Jan
26-Feb
26-Mar
23-Apr
21-May
18-Jun
16-Jul
13-Aug
10-Sep
8-Oct
5-Nov
3-Dec
31-Dec

Dol % Chg '23 vs. '22	+28%	+24%	+15%	+26%	+21%	+38%	+31%	+25%	+28%	+48%	+28%	+25%	+29%

LAIRD SUPERFOOD

Source: Company calculations using various sources for retail data

Wholesale becoming a larger share of LSF business


9.2
8.5
8.8
9.0
8.4
7.7
9.2
9.2
41%
39%
34%
34%
47%
46%
47%
34%
59%
61%
66%
66%
53%
54%
53%
66%
Q122
Q222
Q322
Q422
Q123
Q223
Q323
Q423
Wholesale
Ecomm

	2022	2023
Wholesale	37%	43%
Ecomm	63%	57%

LAIRD SUPERFOOD

2024 Natural Channel distribution points +24%, continuing years-long growth trend

Laird Superfood rolling 12 weeks distribution metrics, Natural


2021
2022
2023
+24%
900
800
700
600
500
400
300
200
100
0
348 352 389 398 418 418 418 406 420 439 464 464 464 455 445 440 479 485 498 498 498 535 542 665 672 658 648 651 650 702 696 753 753 752 780 805 814 819 817
1/1/2021
4/1/2021
7/1/2021
10/1/2021
1/1/2022
4/1/2022
7/1/2022
10/1/2022
1/1/2023
4/1/2023
7/1/2023
10/1/2023
1/1/2024
Natural TDPs

LAIRD SUPERFOOD

Source: Company calculations using various sources for retail data

Dramatic improvement in our e-comm media spend efficiencies

LSF - DTC Paid Media Spend and Return, $K



Gross Sales
ROAS
350
300
250
200
150
100
50
0
5
4
3
2
1
0
$199
$126
$114
$69
$111
$66
$97
$92
$110
$92
$160
$144
$106
$44
$301
$230
$212
$89
$159
$39
$318
$14
$218
$15
Jan-23
Feb-23
Mar-23
Apr-23
May-23
Jun-23
Jul-23
Aug-23
Sep-23
Oct-23
Nov-23
Dec-23
Revenue
ROAS
Ad Spend

LSF - Amazon Media Spend and Return



Gross Sales ($K)
ACOS %
700
600
500
400
300
200
100
0
70
60
50
40
30
20
10
0
$468
$59
$495
$152
$490
$77
$460
$145
$447
$97
$423
$101
$417
$150
$430
$135
$456
$60
$547
$59
$633
$157
$675
$53
Jan
Feb
March
April
May
June
July
Aug
Sept
Oct
Nov
Dec
Revenue
Ad Spend
ACOS

Strong focus on LSF media efficiency

Source: LairdSuperfood media spend and gross sales, AMZ Nov Dec Projections

LAIRD SUPERFOOD

Marketing plan includes a strong emphasis on key podcast partnerships and continued emphasis on Laird and Gabby





LAIRD
NEW YEAR
NEW FITNESS ROUTINE?



THE
SHAWN RYAN
SHOW
LAIRD HAMILTON
EP. #86 PART 1



Laird-made
underwater workouts
DOLPHIN JACKS
AMMO BOX
SEA HORSE



THE
GABBY
REECE
SHOW



SHAWN RYAN'S
FAVORITES

Recently activated an aggressive PR campaign with Laird & Gabby

Forbes


Holiday Gift Guide 2023: Best Gifts For Foodies Who Don't Like To Cook
Laird Superfood Seasonal Bundle ($83.40)

FOX LA "Good Day LA"


Feel Good: Underwater Workout

Muscle & Fitness


15 PUMPKIN SPICE PRODUCTS YOU CAN FEEL GOOD ABOUT EATING RIGHT NOW



Men's Journal


The Coolest Pieces of Gear We Tested This Week
Liquid Motivation

NOSH



LAIRD SUPERFOOD

And have stepped-up our use of influencer marketing




LAIRD
DAILY REDS
THE PRIZE






Favorite + Clean
Pumpkin Spice Treats



LAIRD SUPERFOOD

4Q23 Financial Performance


LAIRD
SUPERFOOD.
PREBIOTIC
DAILY
GREENS
SWEET & CREAMY
LAIRD
SUPERFOOD.
FUNCTIONAL MUSHROOM
SUPERFOOD
CREAMER.
SWEET & CREAMY
+ADAPTOGENS



Financial highlights: Q4 LSF net sales returned to growth and gross margin reached exceeded 40%

- $9.2 million net sales grew 3% versus prior year period, driven by growth in both the Wholesale and Club Channels.
  - E-commerce contributed 66% of total net sales in Q423 and grew +2% driven by DTC performance (+10%), which increased behind strong performance in subscriptions, repeat orders and average order value (AOV).
  - Amazon sales -12% vs. Q422, driven by 59% reduction in direct marketing spend. Inventories were restored to normal levels before the end of Q423, and so this negative driver should no longer be an impact in 2024.
  - Wholesale added up to 34% of total net sales and increased +3% year over year, following a strong Q323. LSF products in Wholesale are sold to Natural and Conventional grocery retailers through distributors, so these sales can be "chunky" from quarter to quarter.
- 40.4% gross margin was +45 point expansion versus prior year, and an increase of over 9 points versus Q323. This expansion was driven by a broad-based and continued improvement in procurement, manufacturing, and distribution costs.
- Net income was $0.1 million in Q423, versus a net loss of $15.5 million in Q422 and a net loss of $2.7 million in Q323, driven by gross margin expansion and significant reductions in both marketing and SG&A costs.
- $0.3 million of cash add was generated in Q4'23 versus a $3.2 million burn in the prior year period.

LAIRD SUPERFOOD

Note: All figures on this page represent as reported financials, which include one-time charges.

Financial results

4Q23

		4Q YoY change
Net Sales	$9.2M	+$0.2M
Gross Margin	40.4%	+4,491 bp
OPEX	$3.7M	($11.6M)
Net Income	$0.1M	+$15.6M

4Q22

Net Sales	$9.0M
Gross Margin	(4.6%)
OPEX	$15.3M
Net Loss	($15.5M)

* As reported

Gross Margin continuing to improve, to >40% in Q423



Gross Margin as % of Net Sales excl one-time adj
One-time adjustments as % of Net Sales
+21 points
21%
19%
2%
18%
18%
23%
23%
19%
-23%
-5%
23%
27%
-4%
24%
24%
31%
30%
2%
40%
40%
1%
Q1 22
Q2 22
Q3 22
Q4 22
Q1 23
Q2 23
Q3 23
Q4 23

- Unlike many peers, LSF Gross Margin includes a reduction for Distribution costs (i.e., is a "Landed Gross Margin")
- 2023 improvement driven by closure of own LSF facilities and move to asset-light Supply Chain, as well as the transition to a new manufacturer for liquid creamer
- Further improvement opportunities are available through Procurement, Trade Management, and Mix Optimization

LAIRD SUPERFOOD

Net (Loss)/Income by quarter over the last two years



$, Millions
Net (Loss)/Income excl. one-time adj
One-time adj
+$15.7
-$6.7
-$7.4
-$14.1
$1.3
-$6.2
-$4.9
-$5.6
-$0.2
-$5.7
-$4.2
-$11.3
-$15.5
-$3.7
-$0.4
-$4.1
-$3.3
-$0.2
-$3.5
$0.1
-$2.8
-$2.7
$0.1
-$0.1
$0.0
Q1 22
Q2 22
Q3 22
Q4 22
Q1 23
Q2 23
Q3 23
Q4 23

LAIRD SUPERFOOD

Q423 results (excluding one-time adjustments)

Net sales, $M



+3%
$9.0
$9.2
Q4'22
Q4'23

Gross profit*, $M



+119%
$1.7
$3.6
Q4'22
Q4'23

Net income/(loss)*, $M



+$4.3
-4.3
0.0
Q4'22
Q4'23

Net Sales +3% due to:

- Wholesale +3%
  - Retail +1%
  - Club +13%
- E-commerce +2%
  - DTC +10%
  - Amazon -12%

Gross margin of 39.6%, +21 points versus prior year driven by:

- Transition to asset light co-packer model and 3rd party fulfillment.
- Overall trade spend reduction driven by DTC promotional spend favorability.

- Net loss improved by $4.3 million due to expanded gross margin and lower marketing and G&A spend.

2023 sales mix


Gross sales by product line
1%
20%
50%
17%
13%
Coffee Creamers
Coffee, Tea, and Hot Chocolate Products
Harvest Snacks and other food items
Hydration and Beverage Enhancing Supplements
Other


Net sales by channel
43%
57%
Wholesale
E-commerce

Total Cash (Burn)/Gain


$, Millions
$0.3
-$4.3
-$2.7
-$3.5
-$3.2
-$5.9
-$1.3
-$3.2
Q1 22
Q2 22
Q3 22
Q4 22
Q1 23
Q2 23
Q3 23
Q4 23

LAIRD SUPERFOOD

Slowing burn to target exiting 2024 with over $5M cash

LSF projected cash balance ($M)



$7.7
$5.4
Dec 31 2023
Dec 31 2024 forecast

- Seasonal product inventory build in late Q2 / early Q3 will deplete Cash, which we are targeting to remain >$4.0M
- Will rebuild Cash position during Q3-Q4 as we sell through Seasonal inventory and decrease commercial investments at the end of the year
- We are in discussions with lenders and are optimistic that we could put an asset-backed loan (ABL) in place during 2024 if we deem it appropriate

Gross margin outlook*



19.8%
30.4%
37.0%- 40.0%
FY22
FY23
FY24 and beyond*

- Margins dampened by underutilization and fixed overhead costs due to in-house manufacturing.
- Required inventory adjustments in support of changes to portfolio and business strategy.

- Partial year realization of co-packing model for both powder and liquid products.
- Increased trade promotion to drive step-up in awareness.
- Improvement in procurement costs.

- Selective pricing/trade optimization.
- Normalized trade promotion spend.
- Full benefit of an asset light co-packing model.
- Continued cost optimization – product reformulation, process improvement, procurement/scale savings.

LAIRD SUPERFOOD

* Management estimates, not guaranteed; excluding any one-time charges and benefits